UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 13, 2008

Jones Soda Co.

(Exact Name of Registrant as Specified in Its Charter)

Washington

(State or Other Jurisdiction of Incorporation)

0-28820	91-1696175
(Commission File Number)	(IRS Employer Identification No.)

234 Ninth Avenue North, Seattle, Washington	98109
(Address of Principal Executive Offices)	(Zip Code)

(206) 624-3357

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

From May 13, 2008 to May 16, 2008, Jones Soda Co. (the “Company”) will be making several investor presentations. The presentation slides are filed as Exhibit 99.1 to this report.

The information contained in this Current Report on Form 8-K is being furnished to the Securities and Exchange Commission and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information contained in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

Forward-Looking Statements Disclosure

Certain statements in the presentation slides filed as an exhibit to this report are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements regarding our plans and financial expectations for 2008 and beyond. Forward-looking statements include all passages containing verbs such as “aims,” “anticipates,” “estimates,” “expects,” “intends,” “plans,” “predicts,” “projects” or “targets” or nouns corresponding to such verbs. Forward-looking statements also include any other passages that are primarily relevant to expected future events or that can only be evaluated by events that will occur in the future. Forward-looking statements are based on the opinions and estimates of the management at the time the statements are made and are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements. Factors that could affect Jones Soda’s actual results include, among others, its inability to establish distribution arrangements directly with retailers or with independent distributors, its inability successfully implement its canned soda strategy and to manage its relationship with National Beverage Corp., its inability to maintain relationships with its co-packers, its inability to maintain a consistent and cost-effective supply of raw materials, its inability to maintain brand image and product quality, its inability to protect its intellectual property, the impact of current and future litigation, its inability to develop new products to satisfy customer preferences, its inability to maintain effective internal controls and the impact of intense competition from other beverage suppliers. More information about factors that potentially could affect Jones Soda’s financial results is included in Jones Soda’s most recent annual report on Form 10-K and quarterly report on Form 10-Q filed with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance upon these forward-looking statements that speak only as to the date of this release. Except as required by law, Jones Soda undertakes no obligation to update any forward-looking or other statements in this press release, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits

(d) The following exhibit is being furnished herewith:

Exhibit No.	Exhibit Description

99.1	Presentation slides

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JONES SODA CO. (Registrant)

Date: May 14, 2008	By:	/s/ Hassan N. Natha
Hassan N. Natha Chief Financial Officer